THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   Lincoln National Variable Annuity Account C

                    Multi-Fund(R) Individual Variable Annuity

                     Supplement dated March 31, 2006 to the
                  Prospectus dated May 1, 2005 As supplemented
                  August 29, 2005, October 20, 2005 and October
                                    27, 2005


This supplement is to notify you, an owner or beneficiary of the Multi-Fund(R) variable annuity contract (version 1-4) issued by The Lincoln National Life Insurance Company ("Lincoln Life"), that on June 9, 2006, Lincoln Life will replace your shares of funds in Column I ("Replaced Funds") with shares of funds in Column II ("Substitute Funds"), pursuant to an Order of the Securities and Exchange Commission granted on January 5, 2006. There will be no tax consequences resulting from this exchange. Further, at the time the substitution takes place, the Replaced Funds will no longer be eligible for investment. This supplement does not apply to owners or beneficiaries of Multi-Fund(R) 5, Multi-Fund(R) Select or eAnnuity(R) contracts. This notice is for your information only and requires no action on your part.

Column I (Replaced Funds)                                         Column II (Substitute Funds)

AllianceBernstein VP Growth Portfolio (Class B)                   AllianceBernstein VP Growth and Income Portfolio (Class B)
Delaware VIP Global Bond Series (Standard Class)                  Delaware VIP Diversified Income Series (Standard Class)
Janus Aspen Worldwide Growth Portfolio (Institutional Class)      DWS Equity 500 Index VIP (formerly Scudder VIT Equity 500
                                                                     Index Fund)  (Class A)
Neuberger Berman AMT Partners Portfolio                           AllianceBernstein VP Growth and Income Portfolio (Class B)
Putnam VIT Health Sciences Fund (Class IB)                        American Funds Growth Fund (Class 2)


From the date of this supplement until the date of the substitutions, you will be permitted to make one transfer of contract value (or annuity unit exchange) out of the Replaced Funds to any subaccount option within the contract. In addition, for at least thirty days following the substitutions, you will be permitted to make one transfer of contract value (or annuity unit exchange) out of the Replaced Funds to any subaccount option within the contract. Lincoln Life will not exercise any rights it has reserved under the Contracts to impose restrictions or fees on transfers under the Contracts (other than with respect to "market timing" activities) until at least thirty (30) days after the date the substitutions occur.

Information about the Substitute Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in their prospectuses, which were included in your May 2005 Multi-Fund(R) product prospectus. The prospectuses can also be viewed by logging onto your account at www.LFG.com.

If you have any questions about these substitutions, please contact a Customer Service Consultant at 1-800-454-6265.

Please retain this supplement with your Contract prospectus for future reference.